Taxation	12 Months Ended
Dec. 31, 2014
TAXATION [Abstract]
Taxation

20. TAXATION

a. Transition from PRC Business Tax to PRC Value Added Tax

Effective September 1, 2012, a pilot program (the “Pilot Program”) for transition from the imposition of PRC business tax (“Business Tax”) to the imposition of value-added tax (“VAT”) for revenues from certain industries was expanded from Shanghai to eight other cities and provinces in China, including Beijing and Tianjin. Commencing August 1, 2013 the Pilot Program was expanded to cover all regions in the PRC. Online advertising revenues and cinema advertising revenues as well as certain online game revenues were subject to the Pilot Program.

b. Business Tax and related Surcharges

Prior to the Pilot Program, the Group was subject to a 5% PRC business tax and 0.6% in related surcharges on revenues from the online game business, the operation of 17173.com Website and the cinema advertising business in the PRC. PRC business tax and the related surcharges are recognized when the revenue is earned.

After the Pilot Program, the Company’s operation of MMOGs and self-developed mobile games remain subject to business tax and related surcharges. The Group adopted the net presentation method for its MMOG revenues. Under the net presentation method, revenues are net of business tax (at a rate of 5%).

c. VAT

VAT was imposed on the Company’s revenues from Web games developed in house at a rate of 17%, with a 14% immediate tax refund, resulting in a net rate of 3% plus a related surcharge of 2% on such revenues.

In the end of 2013, the State Administration of Taxation issued circular Caishui [2013] No.106, which stipulates that revenues from the operation of licensed on-line games is subject to VAT at the rate of 6%. Based on preliminary communications with the local tax authority, the Company determined that revenues derived from licensed mobile games were subject to VAT. On this basis, Gamease paid VAT on its revenues derived from licensed mobile games at the rate of 6% beginning in December 2014.

After the Pilot Program, the Group’s online advertising and cinema advertising revenues are subject to VAT at a rate of 6%. There is a culture construction fee surcharge of 3% on revenues from the online advertising and cinema advertising businesses.

The Group adopted the net presentation method for its online advertising revenues and cinema advertising revenues and adopted the gross presentation method for revenues from in-house-developed Web games which are deemed to be derived from the sale of software. Under the net presentation method, revenues are net of VAT (at a rate of 6%).

d. Income tax

Cayman Islands

Under the current tax laws of the Cayman Islands, the Company is not subject to tax on its income or capital gains. In addition, no Cayman Islands withholding tax will be imposed upon the payment of dividends by the Company to its shareholders.

Hong Kong

Entities incorporated in Hong Kong are subject to profits tax in Hong Kong at the rate of 16.5% for each of the years ended December 31, 2012, 2013 and 2014.

China

The Company’s subsidiaries and VIEs in China are governed by the Corporate Income Tax Law (“CIT Law”). Pursuant to the CIT Law and its implementation rules, enterprises in China are generally subject to tax at a statutory rate of 25%, certain High and New Technology Enterprises are entitled to a favorable statutory tax rate of 15%, and Software Enterprises can enjoy an income tax exemption for two years beginning with their first profitable year and a 50% tax reduction to a rate of 12.5% for the subsequent three years.

Principal Entities Qualified as High and New Technology Enterprises (“HNTEs”)

As of December 31, 2014, AmazGame, Gamease and Shenzhen 7Road were qualified as HNTEs and were entitled to an income tax rate of 15%, except that AmazGame was entitled to an income tax rate of 10% because it was also qualified as a Key National Software Enterprise and was in an initial preferential period.

These three entities re-applied for HNTE qualification in the third quarter of 2014 and received approval in 2014. Accordingly they are entitled to continue to enjoy beneficial tax rate for HNTEs from 2014 to 2016, and will need to re-apply for HNTE qualification in 2017.

Entities Qualified as Software Enterprises

•	AmazGame qualified as a “Key National Software Enterprise” and has enjoyed a preferential income tax rate of 10% since 2013, and will need to re-apply for Key National Software Enterprise qualification in 2015.

•	In 2014, Gamespace, was in its first year of a three–year period of qualification as a Software Enterprise, during which it is entitled to a 50% reduction to a rate of 12.5%.

•	ICE Information Technology (Shanghai) Co., Ltd (“ICE Information”). ICE Information was not subject to income tax, as it incurred losses.

•	Shanghai ICE Information Technology Co., Ltd. (“Shanghai ICE”). Shanghai ICE was in the third of the three years in which it was entitled to a 50% reduction to a rate of 12.5% as a Software Enterprise.

•	In 2014, 7Road Technology was in its second year of exemption from income tax as a Software Enterprise.

The license fees and royalty payments received from licensees in various jurisdictions outside of the PRC are subject to foreign withholding taxes. The Group recognizes such foreign withholding taxes as income tax expense when the related license fee and royalty revenue is recognized.

PRC Withholding Tax on Dividends

Under the CIT Law and its implementation rules, the profits of a foreign invested enterprise arising in 2008 and onwards which are distributed to its immediate holding company outside the PRC are subject to a withholding tax rate of 10%. A lower withholding tax rate will be applied if there is a beneficial tax treaty between the PRC and the jurisdiction of the foreign holding company. A holding company in Hong Kong, for example, will be subject to a 5% withholding tax rate under the Arrangement Between the PRC and the Hong Kong Special Administrative Region on the Avoidance of Double Taxation and Prevention of Fiscal Evasion with Respect to Taxes on Income and Capital (the “China-HK Tax Arrangement”) if such holding companies is considered a non-PRC resident enterprises and holds at least 25% of the equity interests in the PRC foreign invested enterprise distributing the dividends, subject to approval of the PRC local tax authority. However, if the Hong Kong holding company is not considered to be the beneficial owner of such dividends under applicable PRC tax regulations, such dividend may remain subject to withholding tax rate of 10%.

On October 27, 2009, the PRC State Administration of Taxation issued Circular 601, which provides guidance on determining whether an enterprise is a beneficial owner under China’s tax treaties and tax arrangements. If any of the Company’s Hong Kong subsidiaries is, in the light of Circular 601, to be considered a non-beneficial owner for purpose of the China-HK Tax Arrangement, any dividends paid to it by any of the Company’s PRC subsidiaries would not qualify for the preferential dividend withholding tax rate of 5%, but rather would be subject to the statutory withholding tax rate of 10%. In order to fund the distribution of a dividend to the Company’s shareholders, the Company’s management determined to cause one of the Group’s PRC subsidiaries to declare and distribute a cash dividend of all of its stand-alone 2012 earnings and half of its stand-alone subsequent years’ earnings to its direct overseas parent company, Changyou HK. The Company does not intend to cause any of its PRC subsidiaries to distribute any profits of such subsidiaries with respect to years prior to 2012 to their direct overseas parent companies, but rather intends that such profits will be retained by such subsidiaries for their PRC operations. The Company’s management believes that under the corporate income tax law and relevant rules, such dividend out of earnings generated after January 1, 2012 is subject to a 5% withholding tax. Therefore, withholding tax associated with this distribution plan was accrued and recorded as deferred tax liabilities in the amount of $ 22.4 million as of December 31, 2014.

For the years ended December 31, 2012, 2013 and 2014, the Company did not have any material interest or penalties associated with tax positions nor did the Company have any significant unrecognized uncertain tax positions.

Composition of income tax expense

The current and deferred portions of income tax expense included in the consolidated statements of comprehensive income are as follows:

	For the year ended December 31, (in thousands)
	2012	2013	2014
Loss from foreign entities	$(17,283)	$(35,175)	$(48,460)
Income from PRC entities	378,284	357,980	29,794

Income (loss) before income tax expenses	$361,001	$322,805	$(18,666)
Current income tax expense	$55,995	$28,909	$21,930
Deferred tax	9,718	5,382	(20,965)

Income tax expenses applicable to PRC entities	$65,713	$34,291	$965
Foreign withholding tax expense	1,692	2,092	1,528

Income tax expense	$67,405	$36,383	$2,493

Reconciliation between the statutory CIT rate and the Group’s effective tax rate is as follows:

	For the year ended December 31,
	2012	2013	2014
Statutory CIT rate	25.0%	25.0%	25.0%
Effect of tax holidays	(10.9)%	(19.5)%	115.8%
Tax differential from statutory rate applicable to overseas subsidiaries	0.5%	1.2%	(37.9)%
Effect of withholding taxes	3.7%	2.7%	(26.7)%
Changes in valuation allowance	2.6%	2.4%	(69.5)%
Other permanent book-tax differences	(2.2)%	(0.5)%	(20.1)%

Effective CIT rate	18.7%	11.3%	(13.4)%

The combined effects of the income tax expense exemption and reduction available to the Group are as follows (in thousands, except per share data):

	For the year ended December 31,
	2012	2013	2014
Tax holiday effect	$39,451	$62,893	$21,619
Basic earnings per share	$0.37	$0.59	$0.20

e. Deferred tax assets and liabilities

Significant components of the Group’s deferred tax assets consist of the following:

	As of December 31, (in thousands)
	2013	2014
Deferred tax assets
Net operating loss from operations	$33,830	$61,450
Intangible assets	2,775	2,261
Accrued salary and benefits	5,366	7,871
Others	2,194	3,471

Total deferred tax assets	44,165	75,053
Less: Valuation allowance	(38,464)	(51,431)

Net deferred tax assets	$5,701	$23,622

Deferred tax liability
Related to acquired intangible assets	$8,301	$1,805
Withholding tax related to distribution of dividend	18,814	22,356
VAT refund	4,033	3,943

Net deferred tax liabilities	$31,148	$28,104

As of December 31, 2013 and 2014, the Group has made a valuation allowance against its deferred tax assets to the extent such deferred tax assets are not expected to be realized by certain subsidiaries and VIEs. The Group evaluated a variety of factors in determining the amount of the valuation allowance, including the Group’s limited operating history and uncertainty as to the success of the Group’s businesses due to intense competition in the industries in which the Group operates its businesses.